UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 31, 2013

NETSUITE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33870	94-3310471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2955 Campus Drive

Suite 100

San Mateo, CA 94403-2511

(Address of principal executive offices, including zip code)

(650) 627-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

James Ramsey, the former Executive Vice President of Worldwide Sales and Distribution of NetSuite Inc. (the “Company”), is taking a leave of absence commencing at the close of business on April 30, 2013. From April 1, 2013 through April 30, 2013, Mr. Ramsey is serving as advisor to the Chief Operating Officer of the Company. The foregoing description of the terms of Mr. Ramsey’s leave of absence does not purport to be complete, and is qualified in its entirety by reference to that certain letter agreement by and between the Company and Mr. Ramsey, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

10.1	Letter Agreement between NetSuite Inc. and James Ramsey dated April 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSUITE INC.

Date: April 22, 2013	By:	/s/ Douglas P. Solomon
Douglas P. Solomon SVP, General Counsel and Secretary

EXHIBIT

Exhibit No.	Description of Exhibits

10.1	Letter Agreement between NetSuite Inc. and James Ramsey dated April 19, 2013.